         SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) September 12, 2003

Golden Eagle International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

12401 South 450 East, Building D1, Salt Lake City, Utah 84020
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Item 12. Results of Operations or Financial Condition.

        On September 12, 2003, Golden Eagle International, Inc., disseminated a press release regarding gold production from its Cangalli, Bolivia mine for the month of August, 2003. The text of the release is attached as an exhibit.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description
1	Press Release dated September 12, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Eagle International, Inc. (Registrant) By: /s/ Terry C. Turner —————————————— Terry C. Turner President and Chief Executive Officer Date: September 12, 2003